EXHIBIT 10.16

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT is made this 30th day of June 2005 by WINDSWEPT ENVIRONMENTAL GROUP, INC., a Delaware corporation (the "Debtor"), located at 100 Sweeneydale Avenue, Bay Shore, New York 11706, in favor of SPOTLESS PLASTICS
(USA) INC., a Delaware corporation (the "Secured Party"), located at 150 Motor Parkway, Suite 143, Hauppauge, New York 11788.

                                    Recitals

     A. Pursuant to a Promissory Note dated the date hereof (as it may be amended from time to time, the "Note"), the Debtor, as a joint and several obligor under the Note, is obligated to pay to the Secured Party the sum of $500,000.00;

     B. The Debtor has purchased a certain account receivable (the Purchased Account") from the Secured Party pursuant to the Account Receivable Sale Agreement, dated as of the date hereof, by and between the Secured Party and the Debtor, and the Debtor has also agreed to pay to the Secured Party and Joseph Murphy payments for services (the "Service Payments) rendered pursuant to the Transition Services Agreement by and among the Secured Party, the Debtor and Mr. Joseph Murphy;

     C. In connection with the execution and delivery of the Note, the Debtor has agreed to enter into this Security Agreement; and

     D. The Secured Party has agreed to subordinate all security interests that have been, or may be, granted by the Debtor and/or any of its subsidiaries to the Secured Party in respect of the Obligations secured hereunder pursuant to the Subordination Agreement, dated as of the date hereof (the "Subordination Agreement"), by and between the Secured Party and Laurus Master Fund, Ltd ("Laurus").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency in which are hereby acknowledged, the Debtor and Secured Party hereby agree as follows:

     1. DEFINED TERMS. As used in this Security Agreement the following terms shall have the respective meanings assigned to them as follows:

     "Accounts" shall mean, in addition to the definition of accounts in the UCC, all presently existing and hereafter arising accounts receivable and any and all Contract Rights, Instruments, Documents, Chattel Paper and General Intangibles, including, without limitation, (i) all accounts created by or arising from sales of Goods or rendition of services to customers of the Debtor, whether or not earned by performance, (ii) all credit insurance, guaranties and security therefor and (iii) all rights to payment that has been earned under a Contract Right.

     "Assigned Agreements" shall mean and include all leases, contracts and agreements included in the Collateral or in connection with which Accounts now exist or may hereafter be created.

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     "Business Day" means any day other than a Saturday or Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of New York and the United States.

     "Chattel Paper" shall have the meaning accorded to that term under the UCC.

     "Contract Right" shall mean any right to payment under a contract, whether or not evidenced by an Instrument or Chattel Paper presently existing or hereafter arising.

     "Collateral" shall have the meaning accorded to that term in Section 3.

     "Deposit Accounts" shall mean and include all bank accounts and other deposit accounts included in the Collateral whether now existing or hereafter created.

     "Document" shall have the meaning accorded to that term under the UCC.

     "Equipment" shall mean all present and hereafter acquired machinery, equipment, furnishings and fixtures, and all additions, substitutions and replacements thereof, wherever located, together with all attachments, component parts, equipment and accessories installed thereon or affixed thereto, including, without limitation, equipment as defined in the UCC.

     "General Intangibles" shall mean all presently existing or hereafter acquired general intangibles as defined in the UCC, including, without limitation, corporate or other business records, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, good will, copyrights, registrations, licenses, permits, franchises, tax refund claims, insurance policies and all rights thereunder (including any refunds and returned premiums) and any security now or hereafter held by or granted to the Debtor to secure payment of any of the Accounts.

     "Goods" shall mean all goods presently existing or hereafter acquired as defined in the UCC.

     "Governmental  Authority" means any court or any federal,  state, municipal
or  other  governmental  department,   commission,   board,  bureau,  agency  or
instrumentality, domestic or foreign.

     "Instruments" shall have the meaning accorded to that term under the UCC.

     "Inventory" shall mean goods, merchandise and other personal property now or hereafter held by the Debtor for sale or lease or furnished or to be furnished under contracts of service or otherwise, raw materials, parts, finished goods, work-in-process and supplies and materials used or consumed, or to be used or consumed, in the Debtor's present or any future business, and all such property the sale, lease or other disposition of which has given rise to Accounts and which has been returned to, or repossessed or stopped in transit by, the Debtor.

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     "Lien" includes any mortgage,  deed of trust,  security deed, pledge, lien,
security  interest,  hypothecation,   claim,  assignment,  deposit  arrangement,
easement, restriction, charge or encumbrance, and any other security device of any nature whatsoever (including, without limitation, any lease, title retention agreement or financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Note" shall have the meaning set forth in the recitals herein.

     "Obligations" shall have the meaning accorded to that term in Section 2.

     "Obligor" shall include any buyer or lessee of Inventory from the Debtor, any customer for whom services have been rendered or materials furnished by the Debtor and any other Person that is now or may become obligated to the Debtor on an Account.

     "Person" includes natural persons, sole proprietorships, corporations, business trusts, unincorporated organizations, associations, companies, institutions, entities, joint ventures, partnerships, governments (whether federal, state, county, municipal or otherwise) and Governmental Authorities.

     "Tangible  Collateral"  shall  have the  meaning  accorded  to that term in
Section 3.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

     2. OBLIGATIONS SECURED. This Security Agreement is given to secure and shall secure the prompt payment and performance of the following (hereinafter sometimes collectively referred to as the "Obligations"):

          (a) the indebtedness evidenced by the Note, and any and every extension or renewal thereof;

          (b) all sums becoming due and payable by the Debtor under the terms of this Security Agreement, including, but not limited to, sums advanced by the Secured Party pursuant to the terms and conditions of this Security Agreement; and

          (c) the compliance with and performance of each and every, obligation, covenant, duty, condition and agreement in this Security Agreement and the
     Note imposed on or agreed to by the Debtor.

     2.1 SUBORDINATION. For the avoidance of doubt, the payment of the Obligations by

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the  Debtor  to  the  Secured   Party shall be made,  and the security  interest
granted to the Secured Party hereunder shall be subordinated (except with respect to the Purchased Account and the Service Payments, which shall not be subordinate), in accordance with the terms of, the Subordination Agreement.

     3. COLLATERAL. As security for the Obligations, the Debtor does hereby transfer, assign and convey to the Secured Party, and grant to the Secured Party a security interest in, all of its right, title and interest in, to and under the following property, whether real, personal or mixed, whether now owned or hereafter acquired by the Debtor, and wherever located (hereinafter collectively called the "Collateral"):

          (a) All Equipment, Inventory, materials, vehicles, supplies, fixtures, goods and other tangible personal property of the Debtor (hereinafter collectively called the "Tangible Collateral" except to the extent any lease or agreement with respect thereto would be violated if they were covered by the terms of this Security Agreement or treated as Collateral under this Security Agreement);

          (b) all existing and future leases and use agreements of personal property entered into by the Debtor as lessor with other Persons as lessees, including, without limitation, the right to receive and collect all rentals and other monies, including security deposits, at any time payable under such leases and agreements;

          (c) any existing and future leases and use agreements of personal property entered into by the Debtor as lessee with other Persons as lessor, including, without limitation, the leasehold interest of the Debtor in such property, and all options to purchase such property or to extend any such lease or agreement, except any such leases or agreements which would be violated if they were covered by the terms of this Security Agreement or treated as Collateral for the purposes of this Security Agreement;

          (d) any and all accessions and additions now or hereafter made or added to any of the property described in subparagraphs (a) through (c) above, any substitutions and replacements therefor, and all attachments and improvements now or hereafter placed upon or used in connection therewith, or any part thereof;

          (e) all Accounts of the Debtor;

          (f) all General Intangibles of the Debtor and any agreements constituting part of General Intangibles except such agreements which would be violated if they were covered by the terms of this Security Agreement or treated as Collateral for the purposes of this Security Agreement;

          (g) all Deposit Accounts and all monies of the Debtor and all bank accounts in which such monies may at any time be held and all investments or securities in which such monies may at any time be invested and all certificates, instruments and documents from time to time representing or evidencing any such monies;

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          (h) all interest,  dividends,  proceeds,  products,  rents, royalties, issues and profits of any of the Collateral described in subparagraphs (a) through (g) above and all notes, certificates of deposit, checks and other instruments from time to time delivered to or otherwise possessed by the Secured Party for or on behalf of the Debtor in substitution for or in addition to any or all of said property;

          (i)  all  books,   documents  and  records  (whether  on  computer  or
     otherwise) related to any of the items described in subparagraphs (a) through (h) above; and

          (j) all products and proceeds of any of the items described in subparagraphs (a) through (i) above.

No submission by the Debtor to the Secured Party of a schedule or other particular identification of Collateral shall be necessary to vest in the Secured Party security title to and a security interest in each and every item of Collateral of the Debtor now existing or hereafter created and acquired, but rather such title and security interest shall vest in the Secured Party immediately upon the creation or acquisition of any item of Collateral hereafter created or acquired, without the necessity for any other or further action by the Debtor or by the Secured Party.

     4. GENERAL REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants as follows:

          (a) The Debtor has not granted a security interest in any of the Collateral, other than pursuant to the Master Security Agreement by and among Laurus Master Fund, Ltd, the Debtor and certain of Debtor's subsidiaries, or as disclosed in Exhibit A attached hereto; and

          (b) The Debtor's chief place of business, chief executive office and office where the Debtor keeps its records concerning Accounts is located at the address set forth below the Debtor's name on the first page of this Security Agreement.

     5. GENERAL COVENANTS AND AGREEMENTS. The Debtor covenants and agrees with the Secured Party as follows:

          (a) The Tangible Collateral (other than Inventory in transit or in the process of being sold and other than other items of Collateral which are sold as permitted pursuant to this Security Agreement and Tangible Collateral maintained or used off premises in the ordinary course of business) and the Debtor's records concerning Accounts, shall be kept at Debtor's principal place of business as set forth on the first page of this Security Agreement which shall not be changed without prior notice to Secured Party.

          (b) Except for purchase money security interests, the Debtor will not, without the prior consent of the Secured Party, pledge or grant any security interest in any of the Collateral to any Person other than the Secured Party, permit any Lien to attach to any of

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     the   Collateral  or  any  levy  to  be  made  thereon   or  any  financing
     statement (other than those of the Secured Party) to be on file with respect thereto, or except in the ordinary course of business, sell, assign or convey any of the Collateral.

          (c) At the request of the Secured Party, the Debtor will join with the Secured Party in executing one or more financing statements pursuant to the UCC in form satisfactory to the Secured Party covering the Collateral wherever filing is deemed necessary or prudent by the Secured Party. In the event that the Debtor fails or refuses to execute any such financing statement within ten (10) days of written request by Debtor, the Secured Party may file an executed copy or photocopy of an executed copy of this Security Agreement as a financing statement in any such offices to the extent permitted by applicable law.

          (d) The Debtor shall inform the Secured Party in writing of any material adverse change in any of the representations and warranties of the Debtor under this Security Agreement, promptly after the Debtor shall learn of such change.

          (e) The Debtor will keep and maintain at its own cost and expense customary business records of the Collateral, including without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. For the further security of the Secured Party, the Debtor agrees that the Secured Party shall have a special property interest in all of the Debtor books and records pertaining to the Collateral. After the occurrence and during the continuance of an Event of Default the Debtor shall deliver and turn over to the Secured Party any such books and records at any time on demand of the Secured Party.

          (f) The Debtor will within 120 days of the close of each fiscal year, furnish Secured Party with annual financial statements of Debtor consisting of balance sheets and operating statements for the period(s) involved, prepared in accordance with generally accepted accounting principles consistently applied for the period involved.

          (g) The Debtor will within 50 days after the close of each of the first three (3) fiscal quarters of each fiscal year, furnish Secured Party with unaudited quarterly and year-to-date financial statements of Debtor, consisting of balance sheets and operating statements for the periods involved, prepared in accordance with generally accepted accounting principles applied on a basis consistent with the financial statement(s) previously furnished to Secured Party, taken from the books and records of Debtor.

     6. TAXES AND ASSESSMENTS. The Debtor shall pay all taxes, rents, assessments and charges levied against any of the Collateral, or any part thereof, and all other claims that are or may become Liens against the Collateral, or any part thereof, and should default be made in the payment of same, the Secured Party, at its option, may pay them; provided, however, that Debtor shall not be required to pay or cause to be paid any such taxes, rents, assessments or charges to the extent that the amount, applicability or validity thereof shall currently be contested in good

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faith  by  appropriate  proceedings  and  Debtor  shall  have  established   and
shall maintain adequate reserves on its books for the payment of the same.

     7. INSURANCE. The Debtor shall keep all Tangible Collateral insured against loss by fire, theft and, in the case of any vehicle, collision, in such a manner, in such amounts and with such companies as is customary in the industry and consistent with past practice. As further security for the Obligations, the Debtor hereby assigns and pledges to the Secured Party, for its benefit, each and every policy of insurance covering the Collateral, or any part thereof, including all proceeds and returned premiums. The Debtor agrees that all insurance policies required by this Security Agreement shall provide for at least 30 days' written notice to Secured Party prior to cancellation. If the Debtor fails to keep the Tangible Collateral, or any portion thereof, insured as above specified, then (without waiving the resulting Event of Default) the Secured Party may, at its option, immediately insure the Tangible Collateral, or any portion thereof for its own benefit. The loss, injury or destruction of the Collateral, or any part thereof, shall not abate, satisfy or release any of the Obligations; and the proceeds of such insurance, if collected, less the cost of collecting the same, shall be used in repairing or replacing the Tangible Collateral and, to the extent not so used, shall be paid to Secured Party to be credited on the Obligations.

     8. ADVANCES BY SECURED PARTY FOR INSURANCE, TAXES, ETC. If Debtor fails to pay taxes or provide insurance as set forth in Section 6 or 7, the Secured Party may pay the same upon ten (10) days' prior written notice to Debtor. All amounts expended by the Secured Party for insurance, taxes or to satisfy in whole or in part any prior Lien on the Collateral, or any part thereof, shall become a debt due and payable at once, without demand upon or notice to any Person, of the Debtor to the Secured Party, additional to the Obligations hereby specially secured, and shall be secured hereby, and such amounts shall bear interest until paid at two (2) percentage points in excess of the rate of interest provided for in the Note, or the highest rate permitted by law, whichever shall be less.

     9. CARE OF TANGIBLE COLLATERAL: NOTICE OF LOSS, ETC. The Debtor shall: (a) keep all Tangible Collateral in as good condition as it is now in, reasonable wear and tear alone excepted; and (b) notify the Secured Party immediately in writing of any event causing material loss or depreciation in value of any of the Collateral, and, to the extent determinable, the amount of such loss or depreciation (other than depreciation in the Tangible Collateral resulting from ordinary wear and tear).

     10. RECORDS. The Debtor will at all times keep customary business records of the Collateral, and the Secured Party or its agents shall have the right to call (with reasonable prior notice unless an Event of Default has occurred and is then continuing) at the Debtor's place of business (or any other place where any of the Collateral is located) during regular business hours upon reasonable notice not more frequently than once each calendar quarter to inspect and examine the Collateral and to inspect, audit, check and make abstracts from the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any other transactions between the Debtor and the Secured Party. All information obtained by Secured Party with respect to Debtor will be kept strictly confidential by Secured Party until an Event of

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Default under  Section 15 hereof shall occur and be continuing  and will be used by Secured Party thereafter solely as required to protect its rights pursuant to this Security Agreement.

     11. USE OF TANGIBLE COLLATERAL. The Debtor agrees (a) not to conceal or abandon the Tangible Collateral, except in abandonment in the ordinary course of business or in the event such Collateral is obsolete; and (b) not to lease or hire any of the Tangible Collateral to any Person or permit the same to be leased or used for hire otherwise than in the ordinary course of business.

     12. ASSIGNED AGREEMENTS. The Debtor shall diligently perform all of its material obligations under each and every Assigned Agreement, if the failure to perform the same would have a material adverse effect on Debtor's business. Except in the ordinary course of business or otherwise consistent with prudent business judgment, the Debtor shall not cancel, terminate or modify any material Assigned Agreement if such cancellation, termination or modification would have a material adverse effect on Debtor's business.

     13. UNDERLYING DOCUMENTATION. Upon the occurrence and at any time during the continuance of an Event of Default, the Debtor will, upon the request therefor by the Secured Party, promptly deliver possession to the Secured Party of any or all of the Instruments, Documents and Chattel Paper that constitute a part of the Collateral.

     14. DEFEASANCE. If the Debtor shall have paid in full all of the Obligations (as defined herein), then this Security Agreement and conveyance shall become null and void; otherwise, this Security Agreement shall remain in full force and effect. Thereupon, the Secured Party shall execute and deliver UCC-3 Termination Statements in recordable form and such other documents and instruments as reasonably may be required by Debtor to terminate and release the Liens in the Collateral granted hereby.

     15. EVENTS OF DEFAULT. Upon the occurrence of any Event of Default under this Security Agreement and at any time during the continuance of an Event of Default all of the Obligations, with interest thereon, shall at once become due and payable at the option of the Secured Party. As used in this Security Agreement, the term "Event of Default" shall mean the occurrence or happening of any one or more of the following events, circumstances or conditions:

          (a) violation of, or default in the observance or performance of, any term, agreement or covenant contained in this Security Agreement occurs; or

          (b) an Event of Default under and as defined in the Note occurs; or

          (c)  any  warranty  or  representation   contained  in  this  Security
     Agreement or made on behalf of the Debtor shall prove to be false or misleading in any material respect; or

          (d) the issuance of any execution or the making of any levy, seizure or

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     attachment  on  a  material  portion  of  the Collateral  with respect to a claim against Debtor exceeding $100,000 occurs, which is not discharged or stayed within 60 days after notice to Debtor thereof; or

          (e) the sale (except as permitted hereunder) of any material portion of the Collateral occurs.

     16.  REPOSSESSION  OF THE  COLLATERAL;  CARE AND CUSTODY OF THE COLLATERAL;
ETC.

          (a) Upon the occurrence and at any time during the continuance of an Event of Default, the Debtor hereby expressly and irrevocably consents to, and to the extent that the Debtor may lawfully do so, invites the Secured Party and its agents to come upon any premises on which the Collateral, or any part thereof, is now or hereafter located after the occurrence of and during the continuance of an Event of Default for any and all purposes related to the Collateral including without limitation repossession of the Collateral, of any part thereof. To the extent that the Debtor may lawfully do so, the Debtor further covenants and warrants that, upon the occurrence and continuance of an Event of Default, (a) any entry by the Secured Party and its agents upon premises for the purpose of repossessing the Collateral, or any part thereof, shall not be a trespass upon such premises and (b) any such repossession shall not constitute conversion of the Collateral, or any part thereof. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if it takes such reasonable actions for that purpose as the Debtor shall request in writing. Any omission to do any act not requested by the Debtor shall not be deemed a failure to exercise reasonable care. The Debtor shall at all times be responsible for the preservation of the Collateral and prior to Secured Party taking possession thereof shall be liable for any failure to realize upon, or to exercise any right or power with respect to, the Collateral, or for any delay in so doing.

         (b) Notwithstanding anything in Sections 15 and 17 hereof or in this
Section 16, the Secured Party shall not (i) attempt to enforce or collect any of the Obligations or any rights in respect of any Obligation or (ii) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Debtor and/or any of its subsidiaries, without the prior written consent of Laurus, except in accordance with the Subordination Agreement.

     17. REMEDIES REGARDING ACCOUNTS. Upon the occurrence of an Event of Default or at any time thereafter during the continuance of an Event of Default:

          (a) The Secured Party shall have the right (i) to collect all Accounts in the Secured Party's or the Debtor's name and take control of any cash or non-cash proceeds of Collateral; (ii) to enforce payment of any Accounts;
     (iii) to prosecute any action or proceeding with respect to Accounts; (iv) to extend the time of payment of any and all Accounts; (v) to in good faith make allowances and adjustments with respect thereto and to issue credits in the name of the Secured Party or the Debtor; (vi) to settle, compromise, extend, renew or release, in whole or in part, in good faith any Account or deal with the

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     same  as  the  Secured  Party  may deem advisable; and (vii) to require the
     Debtor to open all mail only in the presence of a representative of the Secured Party, who may take therefrom any remittance on Collateral.

          (b) Upon demand by the Secured Party, all checks and other forms of remittance received by the Debtor as proceeds of Collateral shall be (i) held in trust for the Secured Party separate and apart from and not commingled with any other property of the Debtor, (ii) kept capable of identification as the property of the Secured Party, and (iii) delivered not less often than daily (or at such other intervals as may be mutually agreed upon in writing) to the Secured Party in the identical form received, with appropriate endorsements, and accompanied by a report prepared by the Debtor in such form as the Secured Party shall require. Upon demand by the Secured Party, all payments received by the Debtor under or in connection with any Assigned Agreement or Account or otherwise in respect of the Collateral shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Debtor, and shall forthwith be paid over to the Secured Party in the same form as so received (with any necessary endorsement). Promptly upon the Secured Party's request, the Debtor shall do any or all of the following: (A) give written notice of the Secured Party's security interest in the Accounts to the Obligors in such form and at such times as the Secured Party may require; (B) open and maintain at the Debtor's expense a lock box with a national bank chosen by the Secured Party, in its sole discretion, for the receipt of all remittances with respect to Collateral and execute an agreement with the Secured Party in form and substance satisfactory to the Secured Party governing such lock box; and (C) notify the Obligors to make payments on the Accounts directly to the Secured Party or to said lock box.

     18. ATTORNEY-IN-FACT AFTER DEFAULT. Subject to the terms and conditions of the Subordination Agreement, upon the occurrence and during the continuance of an Event of Default, the Debtor hereby constitutes and appoints the Secured Party, or any other Person whom the Secured Party may designate, as the attorney-in-fact of the Debtor, at the Debtor's sole cost and expense, to exercise at any time without notice to the Debtor after the occurrence and at any time during the continuance of any Event of Default hereunder, all or any of the following powers, all of which powers, being coupled with an interest, shall be irrevocable until the Secured Party's security interest shall have been terminated: (a) to receive, take, endorse, assign and deliver in the Secured Party's name or in the name of the Debtor any and all checks, notes, drafts and other instruments relating to Accounts; (b) to receive, open and dispose of all mail addressed to the Debtor and to notify postal authorities to change the address for the delivery thereof to such address as the Secured Party may designate; (c) to transmit to Obligors notice of the Secured Party's interest in the Accounts and to demand and receive from such Obligors at any time, in the name of the Secured Party or of the Debtor or of the designee of the Secured Party, information concerning the Accounts and the amounts owing thereon; (d) to notify Obligors to make payments on the Accounts directly to the Secured Party or to a lock box designated by the Secured Party; (e) to take or to bring, in the name of the Debtor, all steps, action, suits or proceedings deemed by the Secured Party necessary or desirable to effect collection of the Accounts; (f) to exercise all of the Debtor's rights and remedies with respect to the collection of the Accounts; (g) to settle, adjust, compromise, extend, renew, discharge, terminate, or release the Accounts and the Assigned Agreements in whole or in part; (h) to sell or assign the Accounts upon such terms, for such amounts and at such time or times as the Secured Party deems advisable; (i) to take control, in any manner, of any item of payment on, or proceeds of, Collateral; (j) to use the information recorded on or contained in any data processing equipment and computer hardware and software relating to any of the Collateral to which the Debtor has access; (k) to obtain and reasonably adjust insurance proceeds required to be paid to the Secured Party pursuant to Section 7; and (l) to do all acts and things necessary, in the Secured Party's sole reasonable judgment, to carry out the purposes of this Security Agreement. All acts of such attorney-in-fact or designee taken pursuant to this Section 18 are hereby ratified and approved by the Debtor and said attorney or designee shall not be liable for any acts or omissions nor for any error of judgment or mistake of fact or law, except for acts constituting willful misconduct.

     19. OTHER RIGHTS AND REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, and at any time during the continuance of an Event of Default the whole or any part of the Obligations secured hereby shall become immediately due and payable at the option of the Secured Party, and the Secured Party shall have all the rights and remedies of a secured party upon default under the UCC, as well as all rights and remedies under any other applicable law and under the terms of this Security Agreement, all of which shall be cumulative. Without limiting the generality of the foregoing rights and remedies, the Secured Party may exercise any or all of the following rights, remedies and powers after the occurrence of and at any time during the continuance of an Event of Default:

          (a) The Secured Party may require the Debtor to assemble the Collateral, or any part thereof, and to make it available to the Secured Party at any convenient place designated by the Secured Party.

          (b) The Secured Party may send any written notice to the Debtor required by law or this Security Agreement in the manner set forth in
     Section 28 of this Security Agreement; and any notice sent by the Secured Party in such manner at least 10 calendar days (counting the day of sending) prior to the date of a proposed disposition of the Collateral shall be deemed to be reasonable notice.

          (c) The Secured Party may exercise any and all rights and remedies of the Debtor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement.

          (d) The Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below in this subparagraph of a proposed disposition of the Collateral) to or upon the Debtor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived, to the extent permitted by applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange broker's board or at any of the Secured Party's offices or elsewhere at such prices as the Secured Party may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which equity of redemption the Debtor hereby releases. To the extent permitted by applicable law, the Debtor waives all claims, damages, and demands against the Secured Party arising out of the repossession, retention or sale of the Collateral. The Debtor agrees that the Secured Party need not give more than 10 days' notice as set forth in subparagraph (b) above of the time and place of any public sale or of the time after which a private sale may take place.

     20. SECURED PARTY MAY PERFORM. If the Debtor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor under Section 21.

     21. INDEMNITY AND EXPENSES. The Debtor agrees to indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from enforcement of this Security Agreement from and after the occurrence and during the continuance of an Event of Default, except claims, losses or liabilities resulting from the Secured Party's gross negligence or willful misconduct. The Debtor shall upon demand reimburse the Secured Party for any expenses incurred by the Secured Party in perfecting, protecting or enforcing or attempting to perfect, protect or enforce any of its rights and remedies under this Security Agreement from and after the occurrence and during the continuance of an Event of Default, including, without limitation, all expenses of filing and recording this Security Agreement or any financing statements executed in connection with this Security Agreement, and all expenses of taking possession, holding, preparing for disposition, and disposing of the Collateral, including reasonable attorneys' fees.

     22. APPLICATION OF PROCEEDS. The net cash proceeds resulting from the exercise of any of the rights and remedies of the Secured Party under this Security Agreement, after deducting all reasonable charges, expenses, costs and attorneys' fees relating thereto, including any and all costs and expenses incurred in securing the possession of Collateral, moving, storing, repairing or finishing the manufacture of Collateral, and preparing the same for sale, shall be applied by the Secured Party to the payment of the Obligations, whether due or to become due, in such order and in such proportions as the Secured Party may elect.

     23. SEVERABILITY, ETC., In case any one or more of the provisions contained in this Security Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby, and if any one or more of such provisions shall be invalid, illegal or unenforceable in any respect in any one jurisdiction, then, to the full extent permitted by applicable law, the validity, legality and enforceability of such provisions and of any remaining provisions shall not be affected or impaired thereby in other jurisdictions.

     24. REMEDIES CUMULATIVE. The rights and remedies of the Secured Party under this Security Agreement are cumulative and not exclusive of any other rights or remedies now or hereafter existing at law or in equity.

     25. NON-WAIVER. No delay in exercising any right, power or privilege given or granted hereto to the Secured Party shall be construed as a waiver thereof; nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. Subject to the rights to cure specified in Section 15, the Secured Party may permit the Debtor to remedy any default without waiving the default so remedied, and the Secured Party may waive any default without waiving any other subsequent or prior default by the Debtor.

     26. DEBTOR REMAINS LIABLE. Anything in this Security Agreement to the contrary notwithstanding, (a) the Debtor shall remain liable under the Assigned Agreements to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Debtor from any of its duties or obligations under the Assigned Agreements, and (c) the Secured Party shall not have any obligation or liability under the Assigned Agreements by reason of this Security Agreement or the receipt by the Secured Party of any payment hereunder, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Debtor under the Assigned Agreements, to take any action to collect, file or enforce any claim for payment assigned to the Secured Party hereunder, or to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of any performance by any party thereunder.

     27. COSTS. From and after the occurrence and during the continuance of an Event of Default, Debtor shall promptly reimburse the Secured Party for any and all reasonable costs and expenses, including but not limited to, the reasonable fees and disbursements of counsel to the Secured Party, which the Secured Party may incur in connection with (a) the enforcement of the rights of the Secured Party in connection with the Obligations, (b) the protection or perfection of the Secured Party's rights and interests hereunder, and (c) the exercise by or for the Secured Party of any of the rights or powers herein conferred upon the Secured Party.

     28. NOTICES. Any notices or other communications required or desired to be given pursuant to this Security Agreement shall be in writing and shall be deemed given (i) when personally delivered, or (ii) one business day after being sent for next-day delivery by Federal

Express or other overnight courier or mail service providing next-day delivery and confirmation of delivery. Notice shall be addressed as follows, or to any other address which a party may designate in a notice given to the other parties in compliance with this Section:

         If to Debtor:              Windswept Environmental Group, Inc.
                                    100 Sweeneydale Avenue
                                    Bay Shore, New York  11706
                                    Attn:   President

         With a copy to:            Davidoff Malito & Hutcher LLP
                                    200 Garden City, Suite 315
                                    Garden City, New York 11530
                                    Attention:  Neil Kaufman, Esq.

         To Secured Party:          Spotless Plastics (USA) Inc.
                                    150 Motor Parkway, Suite 143
                                    Hauppauge, New York  11788
                                    Attention:  Mr. Charles L. Kelly

         With a copy to:            Coudert Brothers
                                    1114 Avenue of the Americas
                                    New York, New York  10036
                                    Attn:  Michael J. Hagan, Esq.

     29. MISCELLANEOUS. Plural or singular words used herein to designate the Debtor shall be construed to refer to the maker or makers of this Security Agreement, whether one or more persons, associations, partnerships or corporations, and the successors and assigns of such party or parties; and all covenants and agreements herein made by the Debtor shall survive the execution and delivery of this Security Agreement and the Agreement, and shall bind the heirs, personal representatives, executors, administrators, successors and assigns of the undersigned, and every option, right and privilege herein reserved or secured to the Secured Party shall inure to the benefit of, or may be exercised by, its successors and assigns. Each of the undersigned hereby acknowledges receipt of a duplicate copy of this Security Agreement. The Debtor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Security
Agreement or any Collateral, except as otherwise provided in this Security Agreement or the Note. No modification, amendment or waiver of any provision of this Security Agreement or the Note, or consent to any departure by the Debtor therefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement of same is sought and such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in the same, similar or other circumstances, except as otherwise provided in this Security Agreement or the Note. The headings and captions in this Security Agreement are for convenience of reference only and shall in no way restrict or modify any of the terms hereof. This Security Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument. This Security Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be executed by a duly authorized officer of the day and year first above written.

                                 DEBTOR:

                                 WINDSWEPT ENVIRONMENTAL GROUP, INC.



                                 By:   /s/ Michael O'Reilly
                                     ----------------------------------
                                 Name:  Michael O'Reilly
                                 Title: President



                                 SECURED PARTY:
                                 -------------

                                 SPOTLESS PLASTICS (USA) INC.



                                 By: /s/ Charles L. Kelly, Jr.
                                    -----------------------------------
                                 Name:  Charles L. Kelly, Jr.
                                 Title: Senior Vice President of Operations